                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that I, William W. Priest, hereby make, constitute and appoint each of Eugene L. Podsiadlo and Michael A. Pignataro, with full power to act without the other, as my agent and attorney-in-fact for the purpose of executing in my name, in my capacity as a Director/Trustee of one or more Warburg Pincus Funds, all registration statements on Form N-1A (including amendments thereto) to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 1st day of May, 2000.




                                             /s/William W. Priest
                                             --------------------
                                             William W. Priest

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that I, Jack W. Fritz, hereby make, constitute and appoint each of Eugene L. Podsiadlo and Michael A. Pignataro, with full power to act without the other, as my agent and attorney-in-fact for the purpose of executing in my name, in my capacity as a Director/Trustee of one or more Warburg Pincus Funds, all registration statements on Form N-1A (including amendments thereto) to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 1st day of May, 2000.




                                             /s/Jack W. Fritz
                                             ----------------
                                             Jack W. Fritz

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that I, Richard H. Francis, hereby make, constitute and appoint each of Eugene L. Podsiadlo and Michael A. Pignataro, with full power to act without the other, as my agent and attorney-in-fact for the purpose of executing in my name, in my capacity as a Director/Trustee of one or more Warburg Pincus Funds, all registration statements on Form N-1A (including amendments thereto) to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 1st day of May, 2000.




                                             /s/Richard H. Francis
                                             ---------------------
                                             Richard H. Francis

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that I, Jeffrey E. Garten, hereby make, constitute and appoint each of Eugene L. Podsiadlo and Michael A. Pignataro, with full power to act without the other, as my agent and attorney-in-fact for the purpose of executing in my name, in my capacity as a Director/Trustee of one or more Warburg Pincus Funds, all registration statements on Form N-1A (including amendments thereto) to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 1st day of May, 2000.




                                             /s/Jeffrey E. Garten
                                             --------------------
                                             Jeffrey E. Garten

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that I, Alexander B. Trowbridge, hereby make, constitute and appoint each of Eugene L. Podsiadlo and Michael A. Pignataro, with full power to act without the other, as my agent and attorney-in-fact for the purpose of executing in my name, in my capacity as a Director/Trustee of one or more Warburg Pincus Funds, all registration statements on Form N-1A (including amendments thereto) to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 1st day of May, 2000.




                                             /s/Alexander B. Trowbridge
                                             --------------------------
                                             Alexander B. Trowbridge

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that I, James S. Pasman, Jr., hereby make, constitute and appoint each of Eugene L. Podsiadlo and Michael A. Pignataro, with full power to act without the other, as my agent and attorney-in-fact for the purpose of executing in my name, in my capacity as a Director/Trustee of one or more Warburg Pincus Funds, all registration statements on Form N-1A (including amendments thereto) to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 1st day of May, 2000.




                                             /s/James S. Pasman, Jr.
                                             -----------------------
                                             James S. Pasman, Jr.

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that I, Steven N. Rappaport, hereby make, constitute and appoint each of Eugene L. Podsiadlo and Michael A. Pignataro, with full power to act without the other, as my agent and attorney-in-fact for the purpose of executing in my name, in my capacity as a Director/Trustee of one or more Warburg Pincus Funds, all registration statements on Form N-1A (including amendments thereto) to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 1st day of May, 2000.




                                             /s/Steven N. Rappaport
                                             ----------------------
                                             Steven N. Rappaport